UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 9, 2006


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

      DELAWARE                   1-6453               95-2095071
      --------                   ------               ----------
     (State of Incorporation)   (Commission          (I.R.S. Employer
                                 File Number)         Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----
Section 2 - Financial Information
---------------------------------

Item 2.02       Results of Operations and Financial Condition                 3

Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                  3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                             3

Signature                                                                     4

Exhibits:
        99.1 News release dated March 9, 2006 (Earnings)

NATIONAL SEMICONDUCTOR CORPORATION


Item 2.02      RESULTS OF OPERATION AND FINANCIAL CONDITION

               On March 9, 2006, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended Febuary 26, 2006. The earnings news release, which has been attached as
               Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 8.01      OTHER EVENTS

               On March 9, 2006, the Company also announced in its news release that its Board of Directors had declared a cash dividend of $0.03 per outstanding share of common stock. The dividend is payable on April 10, 2006 to stockholders of record on March 20, 2006.


Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d )           Exhibits
               --------

               Exhibit No.    Description of Exhibit
               -----------    ----------------------

                99.1 News release dated March 9, 2006 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NATIONAL SEMICONDUCTOR CORPORATION





Dated: March 9, 2006                         /S/ Jamie E. Samath
                                             ---------------------
                                             Jamie E. Samath
                                             Corporate Controller
                                             Signing on behalf of the registrant
                                             and as principal accounting officer

                                                                    Exhibit 99.1


        Media Contact:                                  Financial:
        Jeff Weir                                       Long Ly
        National Semiconductor                          National Semiconductor
        (408) 721-5199                                  (408) 721-5007
        jeff.weir@nsc.com                               invest.group@nsc.com


National Semiconductor Posts 22 Percent Year-to-Year Revenue Growth, 60.7% Gross Margin and Earnings of 37 Cents Per Share for Third Quarter of Fiscal Year 2006

o Q3 FY06 revenues were $547.7 million, slightly higher than Q2 FY06
o Gross margin reached 60.7%, up from 57.2% in Q2 and 52.7% in Q3 FY05
o GAAP net income rose to $130.1 million, up from $114.7 million in Q2 and $77.4 million in Q3 FY05
o Outlook for Q4 FY06 revenue is 2% to 4% up sequentially from Q3

SANTA CLARA, Calif., March 9, 2006 -- National Semiconductor Corporation (NYSE:NSM) today reported GAAP net income of $130.1 million, or 37 cents per share, on revenues of $547.7 million for the third quarter of fiscal 2006, which ended February 26, 2006.

National's third quarter revenues were 22 percent higher than the $449.2 million revenues recorded in the third quarter of fiscal 2005, and $3.7 million higher than the $544.0 million revenues reported in Q2 FY06. During the third quarter, revenues from broader markets served through National's distribution channel were strong, which more than offset an expected seasonal decline in revenues from products that serve wireless handsets.

National's Q3 GAAP net income was 13 percent higher sequentially and 68 percent higher year-to-year. The Company previously reported net income of $114.7 million, or 32 cents per share, for the prior quarter and $77.4 million, or 21 cents per share, for the third quarter of fiscal 2005. The Company's profitability improvement in Q3 was driven primarily by a significant increase in quarterly gross margin, which exceeded the 60 percent milestone for the first time in National's history.

The Company's gross margin of 60.7 percent in Q3 FY06 compares with gross margin of 57.2 percent last quarter and 52.7 percent in the third quarter of last year. The continued improvement in National's gross margin is a direct result of the Company's focus on growing its higher-value Analog product portfolio. In the third quarter, gross margin was also aided by improvements in manufacturing volume and efficiencies.

"Business conditions were stronger than we had originally anticipated," said Brian L. Halla, chairman and CEO of National Semiconductor. "We reached our interim goal of 60 percent gross margin earlier than we expected and at the same time continued to gain market share in the analog standard linear market."

Bookings Increased in Q3
National's third quarter bookings increased 2 percent sequentially from the second quarter. Bookings for analog standard linear products grew 8 percent in Q3. New orders for amplifiers, interface and power management products grew at a much higher rate than the overall company average. Bookings for products that serve wireless handsets also increased in Q3. Regionally, bookings increased in Asia Pacific and Europe. Year-to-year, total company bookings increased by more than 40 percent over last year's third quarter. Total company bookings exceeded billings in Q3 FY06.

Outlook for Q4, Fiscal 2006
Based upon current business conditions, National anticipates that revenues will grow 2 to 4 percent during the fourth quarter of fiscal 2006. In this revenue range, gross margin percentage would also be expected to improve slightly in Q4.

Company Declares Dividend
The Company today declared a cash dividend of $0.03 per outstanding share of common stock. This dividend will be paid April 10, 2006 to shareholders of record at the close of business on March 20, 2006.

Stock Buy-Back Program Update
During the third quarter, National bought back $200 million of common stock under a previously approved stock repurchase program. The diluted weighted average shares outstanding for Q3 fiscal 2006 was 354.6 million shares.

Special Note
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up and sale of new analog products. Other risk factors are included in the Company's 10-K for the year ended May 29, 2005 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations) and the 10-Q for the quarter ended November 27, 2005.

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high-value analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, California, National reported sales of $1.91 billion for fiscal 2005, which ended May 29, 2005. Additional company and product information is available at www.national.com.

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except per share amounts)

                                                          Three Months Ended             Nine Months Ended
                                                       --------------------------     --------------------------
                                                         Feb. 26,      Feb. 27,          Feb. 26,     Feb. 27,
                                                          2006         2005              2006          2005
                                                       ------------ -------------     ------------- ------------
  Net sales                                               $ 547.7      $ 449.2         $  1,585.5     $1,446.1
  Operating costs and expenses:
    Cost of sales                                           215.5        212.6              664.3        680.9
    Research and development                                 80.2         80.7              241.4        248.5
    Selling, general and administrative                      68.8         62.9              205.1        195.1
    Cost reduction and restructuring charges                  1.0         20.1               31.7         21.3
    Goodwill impairment loss                                  5.2          -                  5.2          -
    Gain on sale of businesses                               (4.0)         -                (28.3)        (8.8)
    Other operating income, net                              (0.9)        (7.4)              (4.3)       (19.7)
                                                       ------------ -------------     ------------- ------------

  Total operating costs and expenses                        365.8        368.9            1,115.1      1,117.3
                                                       ------------ -------------     ------------- ------------

  Operating income                                          181.9         80.3              470.4        328.8
  Interest income, net                                        8.5          4.3               23.1         10.4
  Other non-operating income (expense), net                   -            0.2               (1.9)        (2.5)
                                                       ------------ -------------     ------------- ------------

  Income before taxes                                       190.4         84.8              491.6        336.7
  Income tax expense                                         60.3          7.4              161.2         51.6
                                                       ------------ -------------     ------------- ------------

  Net income                                            $   130.1     $   77.4         $    330.4     $  285.1
                                                       ============ =============     ============= ============

  Earnings per share:
       Basic                                             $  0.39      $  0.22           $  0.97     $    0.80
       Diluted                                           $  0.37      $  0.21           $  0.92     $    0.76

  Selected income statement ratios as a percentage of sales:
       Gross margin                                        60.7%        52.7%             58.1%         52.9%
       Research and development                            14.6%        18.0%             15.2%         17.2%
       Selling, general and administrative                 12.6%        14.0%             12.9%         13.5%
       Net income                                          23.8%        17.2%             20.8%         19.7%

  Effective tax rate                                       31.7%         8.7%             32.8%         15.3%




NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions)

                                                                      Feb. 26,                        May 29,
                                                                        2006                           2005
                                                                 --------------------            -------------------
   ASSETS
   Current assets:
      Cash and cash equivalents                                           $   852.1                    $   867.1
      Short-term marketable investments                                       156.3                        155.1
      Receivables                                                             187.8                        123.9
      Inventories                                                             179.7                        170.2
      Deferred tax assets                                                     137.6                        126.9
      Other current assets                                                     27.2                         70.3
                                                                 --------------------            -------------------

      Total current assets                                                  1,540.7                      1,513.5

   Net property, plant and equipment                                          601.5                        605.1
   Goodwill                                                                    59.7                         87.2
   Deferred tax assets                                                        187.7                        192.2
   Other assets                                                               108.6                        106.2
                                                                 --------------------            -------------------

   Total assets                                                            $2,498.2                     $2,504.2
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Accounts payable                                                    $    93.3                    $    64.7
      Accrued expenses                                                        179.5                        143.6
      Income taxes payable                                                    107.3                         76.7
                                                                 --------------------            -------------------

      Total current liabilities                                               380.1                        285.0

   Long-term debt                                                              21.1                         23.0
   Other noncurrent liabilities                                               159.0                        142.1
                                                                 --------------------            -------------------

      Total liabilities                                                       560.2                        450.1
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                            168.8                        174.0
      Additional paid-in capital                                              607.4                      1,024.5
      Retained earnings                                                     1,267.6                        961.2
      Unearned compensation                                                    (6.7)                        (7.4)
      Accumulated other comprehensive loss                                    (99.1)                       (98.2)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            1,938.0                      2,054.1
                                                                 --------------------            -------------------

   Total liabilities and shareholders' equity                              $2,498.2                     $2,504.2
                                                                 ====================            ===================


NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

                                                                                      Nine Months Ended
                                                                           ----------------------------------------
                                                                               Feb. 26,                Feb. 27,
                                                                                 2006                    2005
                                                                           ---------------         ----------------
      Cash flows from operating activities:
      Net income                                                                $  330.4                $  285.1
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Impairment of goodwill                                                      5.2                     -
         Impairment of technology license                                            -                       0.5
         Depreciation, amortization, and accretion                                 126.9                   147.6
         Gain on investments                                                        (8.4)                   (2.0)
         Share in net losses of equity-method investments                            0.6                     4.0
         Loss on disposal of equipment                                               2.7                     1.0
         Gain on sale of business                                                  (28.3)                   (8.8)
         Noncash other operating income, net                                         1.6                   (10.6)
         Tax benefit associated with stock options                                  84.4                     3.9
         Other, net                                                                  6.3                     2.5
         Changes in certain assets and liabilities, net:
            Receivables                                                            (63.9)                   55.5
            Inventories                                                             (9.5)                   14.6
            Other current assets                                                    43.0                     8.3
            Accounts payable and accrued expenses                                   44.6                  (131.6)
            Current and deferred income taxes                                       24.5                   (16.3)
            Other noncurrent assets                                                 (9.0)                    -
            Other noncurrent liabilities                                            16.9                     5.8
                                                                           ---------------         ----------------

      Net cash provided by operating activities                                    568.0                   359.5
                                                                           ---------------         ----------------

      Cash flows from investing activities:
      Purchase of property, plant and equipment                                   (100.0)                  (83.3)
      Sale of equipment                                                              1.1                     -
      Sale of businesses                                                            64.0                    10.0
      Sale of investments                                                           10.8                     0.7
      Investment in nonpublicly traded companies                                     -                      (0.3)
      Funding of benefit plan                                                       (2.4)                   (7.1)
      Security deposits on leased equipment                                          -                     (17.4)
      Other, net                                                                    (1.9)                    1.7
                                                                           ---------------         ----------------

      Net cash used by investing activities                                        (28.4)                  (95.7)
                                                                           ---------------         ----------------

      Cash flows from financing activities:
      Payment on software license obligations                                      (13.1)                  (13.6)
      Issuance of common stock                                                     233.2                    72.2
      Purchase and retirement of treasury stock                                   (750.7)                 (225.5)
      Cash dividends declared and paid                                             (24.0)                   (7.1)
                                                                           ---------------         ----------------

      Net cash used by financing activities                                       (554.6)                 (174.0)
                                                                           ---------------         ----------------

      Net change in cash and cash equivalents                                      (15.0)                   89.8
      Cash and cash equivalents at beginning of period                             867.1                   642.9
                                                                           ---------------         ----------------

      Cash and cash equivalents at end of period                                 $ 852.1                 $ 732.7
                                                                           ===============         ================

PART I. FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(In millions, except per share amounts)

                                                             Three Months Ended              Nine Months Ended
                                                         -----------------------------    -------------------------
                                                           Feb. 26,       Feb. 27,        Feb. 26,     Feb. 27,
                                                             2006           2005             2006         2005
                                                         -------------- --------------    ------------ ------------
Earnings per share:
         Basic                                           $   0.39       $  0.22           $   0.97      $   0.80
         Diluted                                         $   0.37       $  0.21           $   0.92      $   0.76
Net income used in basic and diluted
         earnings per share calculation                  $ 130.1        $ 77.4            $ 330.4       $ 285.1

Weighted-average shares:
         Basic                                             337.5         353.2              341.0         355.5
         Diluted                                           354.6         374.0              358.3         376.6



NOTES TO FINANCIAL STATEMENTS:
(In millions)

                                                               Three Months Ended            Nine Months Ended
                                                             -------------------------    --------------------------
                                                             Feb. 26,     Feb. 27,        Feb. 26,      Feb. 27,
                                                               2006         2005            2006         2005
                                                             ------------ ------------    ------------ -------------
  Other operating income, net
  ---------------------------
  Net intellectual property income                              $  (1.9)     $  (1.7)        $  (3.3)    $   (4.0)
  Intangible asset impairment                                       1.8          -               1.8          -
  Release of litigation accrual                                     -            -               -          (10.0)
  Manufacturer's Investment Credit refund                           -           (7.4)            -           (7.4)
  Other                                                            (0.8)         1.7            (2.8)         1.7
                                                             ------------ ------------    ------------ -------------
    Total other operating income, net                           $  (0.9)     $  (7.4)        $  (4.3)    $  (19.7)
                                                             ============ ============    ============ =============

  Interest income, net
  --------------------
  Interest income                                                $  9.0       $  4.7         $  24.3       $ 11.6
  Interest expense                                                 (0.5)        (0.4)           (1.2)        (1.2)
                                                             ------------ ------------    ------------ -------------
    Interest income, net                                         $  8.5       $  4.3         $  23.1      $  10.4
                                                             ============ ============    ============ =============

  Other non-operating income (expense), net
  -----------------------------------------
  Gain on investments                                           $   9.7      $   0.9          $  8.4     $    2.0
  Share in net losses of equity-method
    investments                                                     -           (0.7)           (0.6)        (4.0)
  Charitable contribution                                          (9.7)         -              (9.7)         -
  Other                                                             -            -               -           (0.5)
                                                             ------------ ------------    ------------  -------------
    Total other non-operating income (expense), net            $    -        $   0.2          $ (1.9)    $   (2.5)
                                                             ============ ============    ============  =============



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